Exhibit 10.4

Execution Version

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 15, 2014

Among

PARSLEY ENERGY, L.P.,

as Borrower,

PARSLEY ENERGY MANAGEMENT, LLC,

as General Partner,

PARSLEY ENERGY, LLC,

as Parent,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

BMO Harris Bank, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

________________________________

Wells Fargo Securities, LLC

Sole Lead Arranger and Sole Bookrunner

________________________________

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of April 15, 2014, is among Parsley Energy, L.P., a limited partnership duly formed and existing under the laws of the state of Texas (the “Borrower”); Parsley Energy Management, LLC, a Texas limited liability company (the “General Partner”); Parsley Energy, LLC, a Delaware limited liability company (the “Parent”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the General Partner and the Parent, the “Obligors”); each of the Lenders from time to time party hereto; Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); JPMorgan Chase Bank, N.A., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”); and BMO Harris Bank, N.A., as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S

A. The Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 21, 2013 (as amended by the First Amendment to Credit Agreement dated December 20, 2013 and the Second Amendment to Amended and Restated Credit Agreement dated February 5, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of the Third Amendment.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment (unless otherwise indicated).  Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.02 – Certain Defined Terms.  The following definition is hereby added where alphabetically appropriate to read as follows:

“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of April 15, 2014, among the Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders party thereto.

Section 3. New Lender; Assignments and Reallocation of Commitments and Loans; Borrowing Base Increase.

3.1 New Lender; Assignments and Reallocation of Commitments and Loans.  Each Lender party to the Credit Agreement immediately prior to the Third Amendment Effective Date (used herein as defined below) (the “Existing Lenders”) has, in consultation with the Borrower, agreed to reallocate its respective

Maximum Credit Amount and Commitment and to, among other things, allow Royal Bank of Canada to become a party to the Credit Agreement as a Lender (the “New Lender”) by acquiring an interest in the total Maximum Credit Amounts and Commitments.  The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments and the Existing Lenders’ assignment of its Commitments to the extent effected by the reallocation contemplated hereby.  On the Third Amendment Effective Date, and after giving effect to such reallocations, (a) the Maximum Credit Amount and Commitment of each Lender (including the New Lender) shall be as set forth on Annex I of this Third Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement and (b) the New Lender shall become a party to the Credit Agreement, as amended by this Third Amendment, as a “Lender” and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Third Amendment, and the other Loan Documents.  With respect to such reallocation, each Lender (including the New Lender) shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit G to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such allocation.  On the Third Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.  If on the Third Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

3.2 Borrowing Base Increase.  For the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $365,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 2.07(f), 8.12(c) or 9.12(d).

Section 4. Conditions of Effectiveness.  This Third Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Third Amendment Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, the General Partner, the Parent, each other Obligor and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

(b) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

(c) The Administrative Agent shall have received a duly executed Note payable to RBC to the extent requested by such Lender, in a principal amount equal to the applicable new Maximum Credit Amount of such Lender, dated as of Third Amendment Effective Date.

(d) The Administrative Agent and the Lenders shall have received the Borrower’s audited consolidated balance sheet and related statements of operations, partners’ equity and cash flows as of December 31, 2013, required to be furnished pursuant to Section 8.01(a).

(e) No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date.

(f) The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Lenders.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

(a) Confirmation.  The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

(b) Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby: (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

(c) Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Third Amendment.

(d) NO ORAL AGREEMENT.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) GOVERNING LAW.  THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f) Loan Document.  This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(g) Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h) Severability.  Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, L.P.

By: PARSLEY ENERGY MANAGEMENT, LLC, its general partner

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GENERAL PARTNER:	PARSLEY ENERGY MANAGEMENT, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

PARENT:	PARSLEY ENERGY, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

GUARANTOR:	PARSLEY ENERGY, INC.

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

[Third Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

Annex I to Third Amendment

SYNDICATION AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

Annex I to Third Amendment

DOCUMENTATION AGENT AND LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Managing Director

Annex I to Third Amendment

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

	By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

Annex I to Third Amendment

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Annex I to Third Amendment

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

Annex I to Third Amendment

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Senior Vice President

Annex I to Third Amendment

LENDER:	WESTERN NATIONAL BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

Annex I to Third Amendment

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	25.000000000%	$187,500,000.00
JPMorgan Chase Bank, N.A.	18.000000000%	$135,000,000.00
BMO Harris Bank, N.A.	18.000000000%	$135,000,000.00
Credit Suisse AG, Cayman Islands Branch	8.250000000%	$61,875,000.00
Morgan Stanley Bank, N.A.	8.250000000%	$61,875,000.00
Royal Bank of Canada	8.250000000%	$61,875,000.00
BOKF NA dba Bank of Texas	8.000000000%	$60,000,000.00
Western National Bank	6.250000000%	$46,875,000.00
TOTAL	100.00%	$750,000,000.00

Annex I to Third Amendment